Explanatory Note

The sole purpose of this filing is to file revised risk/return summary information for each of Protective Life Dynamic Allocation Series – Conservative Portfolio, Protective Life Dynamic Allocation Series – Moderate Portfolio, and Protective Life Dynamic Allocation Series – Growth Portfolio in interactive data format.